Amended  and  Restated  as  of  February  25,  2005

                         MACDERMID,  INCORPORATED
                                BY-LAWS
                              ARTICLE  I
                       Meetings  of  Shareholders

          Section 1. All meetings of the shareholders may be held at such place within or without the State of Connecticut as may from time to time be designated by the Board of Directors and stated in the notice of the meeting.

          Section 2. The annual meeting for the shareholders for the election of directors and the transaction of such other business as shall properly come before such meeting shall be held on such date and time as determined by resolution of the Board of Directors.

          Section 3. Special meetings of the shareholders may be called at any time by the President or the Board of Directors, and the President shall call a special meeting whenever he is requested in writing to do so by shareholders representing one tenth of the outstanding stock having voting power.

          Section 4. A notice stating the time and place of each annual meeting and the time, place and purpose of each special meeting shall be given at least ten days but not more than seventy days prior to the meeting to each shareholder of record entitled to vote at such meeting by the Secretary delivering or mailing such notice to each shareholder at such address as may appear on the books of the Company. All shareholders by proper waiver may dispense with notice of any meeting.

          Section 5. At all meetings of the shareholders, the holders of a majority of the shares entitled to vote, present in person or represented by proxy, shall, except as otherwise provided by law, constitute a quorum, but a lesser number may adjourn the meeting to a day and time specified.

          Section 6. Except as otherwise provided by law, when a quorum is present at any shareholders' meeting, the affirmative vote of a majority of the voting power of the shares represented at such meeting shall be the act of the shareholders.

          Section 7. At all meetings of shareholders, each shareholder may vote in person or by proxy and shall have one vote for each share standing in his name on the books of the Company. At all elections of directors the voting shall be by ballot. The Chairman presiding at each such meeting shall have power to appoint a person to act as inspector or teller, to receive, canvass and report the votes cast by the shareholders at such meeting; but no candidate for the office of director shall be appointed as inspector or teller at any meeting for the election of directors.

                              ARTICLE  II
                   Powers  and  Duties  of  Directors

          Section 1. The business of the Company shall be managed by a Board of Directors of not less than three nor more than fifteen directors, the number of which shall be fixed from time to time by vote of the Board of Directors, who shall be elected at the annual meeting of the shareholders and who shall continue in office until the next annual meeting and until their successors are elected and qualified.

          Section 2. A majority of the members of the Board shall constitute a quorum competent to transact business. A lesser number than a quorum may adjourn from time to time until a quorum is present.

          Section 3. The Board of Directors shall have power to fill vacancies that may occur in the Board, or any other office, by death, resignation, or otherwise, by a majority vote of the remaining members of the Board, and the person so chosen shall hold the office until the next annual meeting and until his successor shall be elected and qualified.

          Section 4. All questions shall be decided by vote of a majority of the directors present. The yeas and nays on any question shall be taken and recorded on the minutes at the request of any director.

          Section 5. The Board of Directors shall at each annual meeting of the shareholders report the results of the operations of the Company during the preceding year and its financial condition at the close of each year.

          Section 6. Any director may resign at any time by giving written notice of his resignation to the President or to the Secretary of the Company. Such resignation shall take effect on the date such notice is delivered or at any later time specified therein.

          Section 7. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Company, and such authority may be general or confined to specific instances.


          Section 8. The Board of Directors may from time to time, by resolution passed by a majority of the whole Board, appoint standing or temporary committees, including an executive committee, from its own number, such committees to have such powers as the Board may legally delegate to it. All committees so appointed shall keep regular minutes of their meetings, shall cause them to be recorded in books kept for that purpose in the office of the Company and shall report the same to the Board of Directors at its next meeting.

          Section 9. The directors shall receive such compensation for their services as directors and as members of any committee appointed by the Board as may be prescribed by the Board of Directors and shall be reimbursed by the Company for ordinary and reasonable expenses incurred in the performance of their duties.

                              ARTICLE  III
                        Meetings  of  Directors

          Section 1. A meeting of the Board of Directors shall, if a quorum is present, be held after the adjournment of the annual shareholders' meeting as soon thereafter as convenient, as determined by the Board of Directors.

          Section 2. Regular meetings of the Board of Directors may be held without notice at such times and at such places, within or without the State of Connecticut, as the Board of Directors may from time to time designate.

          Section 3. Special meetings of the Board of Directors may be called by the President, or, in the event of his absence or inability to act, by any other officer. In addition, any two directors may call such meetings. Such meetings shall be held at the principal office of the Company or at such other place or places, within or without the State of Connecticut, as the Board of Directors may from time to time designate.

          Section 4. Written or printed notice of all special meetings of the Board of Directors shall be given to each director personally or by mail or telegraph at least two days previous to the time of meeting, unless such director shall in writing or by telegraph waive such notice or be in attendance at such meeting.

          Section 5. Subject to the provisions of the statutes and of Article VIII hereof, any and all business may be transacted at any meeting unless otherwise indicated in the notice of any special meeting.

          Section 6. A director or a member of a committee of the Board of Directors may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment enabling all directors participating in the meeting to hear one another, and participation in a meeting pursuant to this Section 6 shall constitute presence in person at such meeting.

                              ARTICLE  IV
                               Officers

          Section 1. The officers of this Company shall consist of a Chairman of the Board, if the Board of Directors so determine in any year; a Chief Executive Officer; a President; a Treasurer; a Secretary; and such other officers as the directors may determine. Subject to their removal by the Board of Directors with or without cause, the officers of the Company shall hold office until the next annual meeting of the Board of Directors and until their successors are elected and qualified.

          Section 2. When elected, the Chairman of the Board shall have such powers and perform such duties as may be delegated to him by the Board of Directors.

          Section 3. Subject to the delegation of powers and duties to the Chairman of the Board, the Chief Executive Officer shall be the chief executive and administrative officer of the Company and shall have general and active control of its property and affairs and general supervision of its officers, agents and employees. In the absence of a Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the Board of Directors and of the shareholders. The President shall have all powers and duties assigned to that office by the Connecticut Business Corporation Act and such other powers and duties as are assigned to the President by the Board of Directors. In the absence or disability of the Chief Executive Officer, the President shall exercise the powers and perform the duties of the Chief Executive Officer.

          Section 4. Such Vice Presidents as may be elected shall have such powers and perform such duties as may be delegated to them by the Board of Directors. In the absence or disability of the President they, in the order in which they are elected at the preceding annual meeting of the Board of Directors or in such order as may be designated by the Board of Directors, shall exercise the powers and perform the duties of the President.

          Section 5. The Treasurer shall receive and keep the cash funds, notes, and all other cash items belonging to the Company, and shall enter and cause to be entered regularly in books kept for that purpose, an account of all money received and disbursed on the Company's account and an account of all other financial transactions of the Company. He shall also perform all other acts and duties specially required of him by all applicable statutes, by these by-laws and by the Board of Directors.

          Section 6. When elected, the Assistant Treasurer, in the absence or disability of the Treasurer, shall perform the duties and exercise the powers of the Treasurer, and shall perform such other duties as shall be from time to time required of him by the Board of Directors.

          Section 7. The Secretary shall make and keep records of the acts, doings and proceedings of all meetings of the shareholders and directors; he shall transmit to the shareholders and directors the notices required by statute and by these by-laws, and as directed by the President; and he shall perform all other acts and duties specially required of him by all applicable statutes, by these by-laws and by the Board of Directors.

          Section 8. When elected, the Assistant Secretary, in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary, and shall perform such other duties as shall be from time to time required of him by the Board of Directors.

          Section 9. The Controller shall provide timely and appropriate financial reports and analysis, thereon for the Shareholders, Board of Directors and governmental and other regulatory agencies. He shall perform also other acts and duties specially required of him by all applicable statutes, by these by-laws, and by the Board of Directors.

          Section 10. When elected, the Assistant Controller, in the absence or disability of the controller, shall perform such other duties and exercise the powers of the Controller, and shall perform such other duties as shall be from time to time required of him by the Board of Directors.

          Section 11. Unless otherwise ordered by the Board of Directors, any officer of the Company shall have full power and authority on behalf of the Company to attend and to vote at any meeting of shareholders of any corporation in which this Company may hold stock, and may exercise on behalf of this Company and all of the rights and powers incident to the ownership of such stock at any such meeting, and shall have power and authority to execute and deliver proxies and consents on behalf of this Company in connection with the exercise by this Company of the rights and powers incident to the ownership of such stock. The Board of Directors, from time to time, may confer like powers upon any other person or persons.

                              ARTICLE  V
                        Checks,  Notes,  Etc.

          All checks, notes, drafts and bills of exchange, issued by the Company for Company purposes, shall be signed by such officers or employees as may from time to time be designated by the Board of Directors.


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                              ARTICLE  VI
                           Stock  Transfers

          Stock transfer books shall be kept and no transfers of stock shall be permitted except upon said books, either by the shareholder in person or by power of attorney executed by him for that purpose. The Board of Directors may from time to time designate one or more transfer agents and one or more registrars to transfer and register shares of the stock of the Company.

                              ARTICLE  VII
                            Corporate  Seal

          A seal, circular in form, with the words "MACDERMID, INCORPORATED, Waterbury, Connecticut" on its circumference, and the word "SEAL" across its face, shall be the corporate seal of the Company, which shall be kept in the custody of the Secretary of the Company.

                              ARTICLE  VIII
                          Amendment  of  By-Laws

          These by-laws may be altered or amended at any meeting of the directors, whether annual, regular, or special, by a majority of the directors, provided that in the call of such meeting notice of intention to amend the by-laws shall have been given, unless a proper waiver has been signed by all of the directors dispensing with notices of any meeting.

                              ARTICLE  IX
                            Indemnification

          Section 1. As used in this Article IX, the terms "Director," "Expenses," "Liability," "Official capacity," "Party" and "Proceeding" shall have the respective meanings ascribed to them in Section 33-770 of the Connecticut Business Corporation Act ("CBCA") or successor provision.

          Section 2.     Subject  to the provisions of Sections 3 and 4 of this
Article IX and Sections 33-771 (b), (c) and (e) or the CBCA, the Company shall indemnify an individual made a Party to a Proceeding because he is or was a Director against Liability incurred in the Proceeding if: (a) he conducted himself in good faith; and (b) he reasonably believed (i) in the case of conduct in his official capacity with the Company, that his conduct was in its best interests, and (ii) in all other cases, that his conduct was at least not opposed to its best interests; and (c) in the case of any criminal Proceeding, he had no reasonable cause to believe his conduct was unlawful.

          Section 3. The Company shall pay for or reimburse the reasonable Expenses incurred by a Director who is a Party to a Proceeding in advance of final disposition of the Proceeding if: (a) the Director furnishes the Company a written affirmation of his good faith belief that he has met the standard of conduct described in Section 2 of Article IX; (b) the Director furnishes the Company a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet the standard of conduct; and (c) a determination is made that the facts then known to those making the determination would not preclude indemnification under Sections 33-770 to 33-778, inclusive, of the CBCA.

          Section 4. Notwithstanding the foregoing, the Company shall not indemnify a Director under Section 2 of Article IX unless a determination has been made that indemnification of the Director is permissible in the circumstances because he has met the standard of conduct set fourth under said
Section 2. The determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of Directors not at the time parties to the Proceeding; (b) if a quorum cannot be obtained under subsection (a) of this
Section 4, by majority vote of a committee duly designated by the board of Directors, in which designation Directors who are Parties may participate, consisting solely of two or more Directors not at the time Parties to the Proceeding; (c) by special legal counsel (I) selected by the Board of Directors or its committee in the manner prescribed in subsection (a) or (b) of this
Section 4, or (ii) if a quorum of the Board of Directors cannot be obtained under subsection (a) of this Section 4, and a committee cannot be designated under subsection (b) of this Section 4, selected by a majority vote of the full Board of Directors, in which selection Directors who are Parties may participate; or (d) by the shareholders, but shares owned by or voted under the control of Directors who are at the time Parties to the Proceeding may not be voted on the determination. Authorization of indemnification and evaluation as to reasonableness of Expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of Expenses shall be made by those entitled under subsection (c) of this Section 4 to select counsel.

          Section 5. The Company shall indemnify and advance Expenses to an officer who is not a Director, and may indemnify and advance Expenses to an employee or agent who is not a Director, to the same extent as to a Director under Sections 2, 3 and 4 of this Article IX.

          Section 6. Nothing set forth in this Article IX shall be deemed to limit the power of the Company to indemnify any Director, officer, employee or agent as permitted under the provisions of the CBCA.